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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 12, 2002



                          FLAGSTAR CAPITAL CORPORATION.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


              MICHIGAN                                        38-3386801
   -------------------------------                         ----------------
   (State or other jurisdiction of                         (I.R.S. Employer
   incorporation or organization)                         Identification No.)


    5151 CORPORATE DRIVE, TROY, MICHIGAN                       48098
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   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (248) 312-2000
                                                     --------------








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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  EXHIBITS

Exhibit No.       Description of Exhibit

99.1            Certification of Chief Executive Officer relating to Form 10-Q for period ended September 30, 2002

99.2            Certification of Chief Financial Officer relating to Form 10-Q for period ended September 30, 2002




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ITEM 9. REGULATION FD DISCLOSURE

Attached as Exhibits 99.1 and 99.2 are the certifications of the Company's Chief Executive Officer and Chief Financial Officer required pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FLAGSTAR CAPITAL, CORP.


Dated:   November 12, 2002             by:      /s/ Michael W. Carrie

                                                Michael W. Carrie
                                                Executive Vice President and
                                                Chief Financial Officer




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                                  EXHIBIT INDEX




EXHIBIT
NUMBER                                  DESCRIPTION
-------                                 -----------


 99.1 Certification of Chief Executive Officer relating to Form 10-Q for period ended September 30, 2002

 99.2 Certification of Chief Financial Officer relating to Form 10-Q for period ended September 30, 2002